EXHIBIT 1.1



                                  CWMBS, INC.

              Mortgage Pass-Through Certificates, Series 200_-__

                            UNDERWRITING AGREEMENT

                                                   Dated the date specified on
                                                     the signature page hereof

The Firm or Firms
  of Underwriters named
  on the signature page hereof

Ladies and Gentlemen:

         CWMBS, Inc., a Delaware corporation ("CWMBS"), proposes to cause to be issued and to sell to you, as underwriters (each, an "Underwriter"), the Mortgage Pass-Through Certificates of the series specified on the signature page hereof and described in Section 2 hereof (the "Underwritten Public Certificates" and, together with any certificates of such series retained by CWMBS or [Countrywide Home Loans, Inc.] ("[CHL]"), if any, set forth on the cover page of the Prospectus Supplement (as defined below), collectively, the "Public Certificates") having the characteristics set forth in the Prospectus Supplement, evidencing ownership interests in a trust consisting of mortgage notes and the related mortgages acquired by CWMBS (the "Mortgage Loans") and related property (collectively, the "Trust Fund"). The Mortgage Loans will be of the type and will have the characteristics described in the Prospectus Supplement, subject to the variances, ranges, minimums and maximums set forth in the Prospectus Supplement, and will have the aggregate principal balance set forth in the Prospectus Supplement, subject to an upward or downward variance in principal balance, not to exceed the percentage set forth in the Prospectus Supplement, the precise aggregate principal balance within such range to be determined by CWMBS in its sole discretion.


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         The Public Certificates, together with the other classes of certificates of the series specified on the signature page hereof (the "Private Certificates," and collectively with the Public Certificates, the "Certificates") are to be issued under a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of the first day of the month of the date of this Agreement, among CWMBS, as Depositor, [Countrywide Home Loans Servicing LP], as master servicer (the "Master Servicer"), [CHL], one or more special purpose entities established by [Countrywide Financial Corporation] or one of its subsidiaries (together with [CHL], the "Sellers") and ___________________, as trustee (the "Trustee"). The Public Certificates of each class will be issued in the minimum denominations and will have the terms set forth in the Prospectus Supplement. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement.

         If and to the extent specified in the Pooling and Servicing Agreement, in addition to the Mortgage Loans conveyed to the Trust Fund on the Closing Date, CWMBS may convey to the Trust Fund, from time to time during the period specified in the Pooling and Servicing Agreement (each such period, a "Conveyance Period") (the date of any such conveyance, a "Supplemental Transfer Date") Supplemental Mortgage Loans.

                  1. Representations and Warranties. CWMBS represents and warrants to, and agrees with, each Underwriter that:

                  (a) A registration statement on Form S-3 (File No. 333-________), including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act of 1933, as amended (the "Act"). As of the date of each Contract of Sale (as defined in the indemnification agreement, dated the date hereof (the
         "Indemnification Agreement") among CWMBS,



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         [CHL] and the other parties named therein) and as of the Closing Date
         (as defined herein), no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been initiated or to CWMBS's knowledge threatened by the Commission. The prospectus in the form in which it will be used in connection with the offering of the Public Certificates (the "Base Prospectus") is proposed to be supplemented by a prospectus supplement dated the date hereof relating to the Certificates and, as so supplemented, to be filed with the Commission pursuant to Rule 424 under the Act. (Such registration statement is hereinafter referred to as the "Registration Statement;" such prospectus supplement, as first filed with the Commission, is herein referred to as the "Prospectus Supplement;" and such prospectus, in the form in which it will first be filed with the Commission in connection with the offering of the Public Certificates, including documents incorporated therein as of the time of such filing and as supplemented by the Prospectus Supplement, is hereinafter referred to as the "Prospectus"). Any reference herein to the Registration Statement, a preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the date on which the Registration Statement, as amended, became effective or the issue date of such preliminary prospectus or the date on which the Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date on which the



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

         Registration Statement became effective or the issue date of any preliminary prospectus or the date on which the Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be, deemed to be incorporated therein by reference.

                  (b) The Registration Statement as of its effective date, as of the date of the Prospectus Supplement and as of the date of each Contract of Sale conformed and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of such dates. The Prospectus, as of its issue date, as of the date of the Prospectus Supplement and as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Public Certificates, conformed and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of such respective dates, and the Prospectus as revised, amended or supplemented and filed with the Commission as of the Closing Date will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of the Closing Date. The Registration Statement, at the time it became effective and as of the date of each Contract of Sale, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus as of the date of the Prospectus Supplement, and the Prospectus as revised, amended or supplemented and filed prior to the Closing Date, as of the Closing Date, will not include any untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they



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

         were made, not misleading; provided, however, that CWMBS makes no representations, warranties or agreements as to the information contained in or omitted from the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to CWMBS by or on behalf of any Underwriter or Broker-Dealer (as defined in the Indemnification Agreement) specifically for use in connection with the preparation of the Prospectus or any revision or amendment thereof or supplement thereto, such information being defined in the Indemnification Agreement.

                  (c) The Issuer Free Writing Prospectus (as defined in the Indemnification Agreement) as of its date (the "Start Date") and as of each day through the Closing Date, constitutes and will constitute an "issuer free writing prospectus" as defined in Rule 433 of the Act and does not and will not as of any such time conflict with the information in the Registration Statement or the Prospectus. The Issuer Free Writing Prospectus has been filed with the Commission as required by Rule 433. The Issuer Free Writing Prospectus and the Base Prospectus (collectively, the "Disclosure Package") as of the Start Date and as of each day through the Closing Date does not and will not include an untrue statement of a material fact and does not and will not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Seller Mortgage Loan Information (as defined in the Indemnification Agreement) as of the date it is forwarded to an Underwriter, is accurate in all material respects.



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

                  (e) The Public Certificates will conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus, and each of the Certificates, when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement. Each Certificate of the classes indicated to be "mortgage related securities" under the heading "Summary--Legal Investment" in the Prospectus Supplement will, when issued, be a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act.

                  (f) This Agreement has been duly authorized, executed and delivered by CWMBS. As of the Closing Date, the Pooling and Servicing Agreement, the Indemnification Agreement and each insurance agreement, if any, referred to in the Prospectus Supplement (each an "Insurance Agreement" and collectively the "Insurance Agreements") between CWMBS and the third party provider of credit enhancement, if any (the "Certificate Insurer"), included in the Trust Fund will have been duly authorized, executed and delivered by CWMBS and will conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus and, assuming the valid execution and delivery thereof by the other parties thereto, this Agreement, each subsequent supplemental transfer agreement, if any, referred to in the Disclosure Package and the Prospectus Supplement (each a "Supplemental Transfer Agreement") and the Pooling and Servicing Agreement each will constitute a legal, valid and binding agreement of CWMBS enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity.




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

                  (g) CWMBS has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under the Pooling and Servicing Agreement, each Supplemental Transfer Agreement, the Indemnification Agreement, the Insurance Agreements and this Agreement.

                  (h) Neither the issuance or delivery of the Certificates, nor the consummation of any other of the transactions contemplated herein, nor compliance with the provisions of the Pooling and Servicing Agreement, the Indemnification Agreement, each Supplemental Transfer Agreement, the Insurance Agreements or this Agreement, will conflict with or result in the breach of any material term or provision of the certificate of incorporation or bylaws of CWMBS, and CWMBS is not in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (i) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which CWMBS is a party or by which it or its properties are bound, or (ii) any law, decree, order, rule or regulation applicable to CWMBS of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over CWMBS, or its properties, the default in or the breach or violation of which would have a material adverse effect on CWMBS or the Certificates or the ability of CWMBS to perform its obligations under the Pooling and Servicing Agreement, the Indemnification Agreement, each Supplemental Transfer Agreement, the Insurance Agreements or this Agreement; and neither the delivery of the Certificates, nor


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

         the consummation of any other of the transactions contemplated herein, nor the compliance with the provisions of the Pooling and Servicing Agreement, the Indemnification Agreement each Supplemental Transfer Agreement, the Insurance Agreement or this Agreement will result in such a breach, violation or default which would have such a material adverse effect.

                  (i) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by CWMBS of the transactions contemplated by the Pooling and Servicing Agreement, the Indemnification Agreement, each Supplemental Transfer Agreement, the Insurance Agreements or this Agreement (other than as required under "blue sky" or state securities laws, as to which no representations and warranties are made by CWMBS), except such as have been, or will have been prior to the Closing Date or Supplemental Transfer Date, as applicable, obtained under the Act, and such recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed.

                  (j) There is no action, suit or proceeding before or by any court, administrative or governmental agency now pending to which CWMBS is a party, or to the best of CWMBS's knowledge threatened against CWMBS which could reasonably result individually or in the aggregate in any material adverse change in the condition (financial or otherwise), earnings, affairs, regulatory situation or business prospects of CWMBS or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated in the Pooling and Servicing Agreement,



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         the Indemnification Agreement, each Supplemental Transfer Agreement, the Insurance Agreements or this Agreement.

                  (k) At the time of execution and delivery of the Pooling and Servicing Agreement, (1) CWMBS will own the Mortgage Loans being transferred to the Trust Fund pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"), except to the extent permitted in the Pooling and Servicing Agreement, and will not have assigned to any person other than the Trust Fund any of its right, title or interest in the Mortgage Loans, (2) CWMBS will have the power and authority to transfer the Mortgage Loans to the Trust Fund and to transfer the Underwritten Public Certificates to you, (3) upon execution and delivery to the Trustee of the Pooling and Servicing Agreement, and delivery of the Certificates to CWMBS, the Trust Fund will own the Mortgage Loans free of Liens other than Liens permitted by the Pooling and Servicing Agreement or created or granted by you, and (4) upon payment and delivery of the Underwritten Public Certificates to you, you will acquire ownership of the Underwritten Public Certificates, free of Liens other than Liens permitted by the Pooling and Servicing Agreement or created or granted by you. At the time of execution and delivery of each Supplemental Transfer Agreement, (1) CWMBS will own the Mortgage Loans being transferred to the Trust Fund pursuant thereto, free and clear of any Lien, except to the extent permitted in the Pooling and Servicing Agreement, and will not have assigned to any person other than the Trust Fund any of its right, title or interest in the related Mortgage Loans, (2) CWMBS will have the power and authority to transfer the related Mortgage Loans to the Trust Fund, (3) upon execution and delivery to the Trustee of each Supplemental Transfer Agreement, the


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         Trust Fund will own the related Mortgage Loans free of Liens other than Liens permitted by the Pooling and Servicing Agreement or created or granted by you and (4) CWMBS will have complied with the requirements contained in the Pooling and Servicing Agreement for transferring the related Mortgage Loans.

                  (l) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreements, each Supplemental Transfer Agreement, this Agreement and the Certificates have been or will be paid by CWMBS at or prior to the Closing Date (or in the case of each Supplemental Transfer Agreement, the applicable Supplemental Transfer Date), except for fees for recording assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed, which fees will be paid by or on behalf of CWMBS in accordance with the Pooling and Servicing Agreement.

                  (m) The Master Servicer or any subservicer who will be servicing any Mortgage Loans pursuant to the Pooling and Servicing Agreement is qualified to do business in all jurisdictions in which its activities as servicer or subservicer of the Mortgage Loans serviced by it require such qualification except where failure to be so qualified will not have a material adverse effect on such servicing activities.

                  (n) The transfer of the Mortgage Loans to the Trust Fund at the Closing Date will be treated by CWMBS for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

                  (o) As of the earliest time after filing of the Registration Statement that CWMBS or another offering participant made a bona fide offer (within the meaning of


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         Rule 164(h)(2) under the Act) of the Public Certificates, CWMBS was not and will not be an "ineligible issuer" as defined in Rule 405 under the Act.

                  (p) CWMBS is not doing business with Cuba.

                  (q) CWMBS represents and agrees that, other than the Disclosure Package and the Final Free Writing Prospectus, it has not made and will not make any offer relating to the Public Certificates that would constitute a "free writing prospectus" as defined in Rule 405 under the Act;

                  (r) CWMBS has complied and will comply with the requirements of Rule 433 under the Act applicable to the Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, CWMBS agrees to sell, and each Underwriter agrees, severally and not jointly, to purchase from CWMBS, the respective Initial Class Certificate Balance of each Class of Underwritten Public Certificates to be purchased by such Underwriter as specified in the Prospectus Supplement. The purchase price at which each Underwriter will purchase its Underwritten Public Certificates shall be as set forth in a separate pricing letter dated the date hereof between each such Underwriter and CWMBS (each, a "Pricing Letter"), and the terms of each such Pricing Letter are hereby incorporated herein by reference as if such terms were stated herein in their entirety. References herein to this "Agreement" shall include the terms of each Pricing Letter.

                  3. Delivery and Payment. The Public Certificates shall be delivered at the office, on the date and at the time specified in the Prospectus Supplement, which place,


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         date and time may be changed by agreement between the Underwriters and CWMBS (such date and time of delivery of and payment for such Public Certificates being referred to herein as the "Closing Date"). Delivery of the Underwritten Public Certificates shall be made to each of the Underwriters as against their respective payment of the purchase price therefor to or upon the order of CWMBS in immediately available federal funds. The Underwritten Public Certificates shall be registered in such names and in such denominations as the respective Underwriters may have requested or as required by book-entry registration not less than [two] full business days prior to the Closing Date.

                  4. Offering by Underwriters. (a) (a)It is understood that the Underwriters propose to offer the Underwritten Public Certificates for sale as set forth in the Prospectus and that you will not offer, sell or otherwise distribute the Underwritten Public Certificates (except for the sale thereof in exempt transactions) in any state in which the Underwritten Public Certificates are not exempt from registration under "blue sky" or state securities laws (except where the Underwritten Public Certificates will have been qualified for offering and sale at your direction under such "blue sky" or state securities laws).

                  (b) Each Underwriter agrees that it shall not enter into any Contract of Sale with any investor with respect to any class of Underwritten Public Certificates with a minimum denomination of $[1,000] until the Base Prospectus and Prospectus Supplement have been delivered to such investor.

                  (c) In the event that an Underwriter uses a "road show" (as defined in Rule 433(h)(4) under the Act) in connection with the offering of the Underwritten Public Certificates, the Underwriter agrees that all information in such road show shall be


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         provided orally only and not as a "written communication" (as defined in Rule 405 under the Act). Each Underwriter agrees that any slideshow used in connection with a road show (i) shall only be provided as part of the road show and not separately, (ii) if handed out at any meeting as a hard copy, shall be retrieved prior to the end of the meeting and (iii) will otherwise be used only in a manner that does cause the slideshow to be treated as a "free writing prospectus" (as defined in Rule 405 under the Act).

                  (d) If any "written communication" (as defined in Rule 405 under the Act) in connection with the offering of the Underwritten Public Certificates contains an untrue statement of material fact or omits to state a material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading at the time that a Contract of Sale was entered into, when taken together with all information that was conveyed to any person with whom a Contract of Sale was entered into, then the applicable Underwriter shall provide any such person with the following:

                           (i) Adequate disclosure of the contractual
                  arrangement;

                           (ii) Adequate disclosure of the person's rights
                  under the existing Contract of Sale at the time termination is sought;

                           (iii) Adequate disclosure of the new information
                  that is necessary to correct the misstatements or omissions in the information given at the time of the original Contract; and

                           (iv) A meaningful ability to elect to terminate or
                  not terminate the prior Contract of Sale and to elect to enter into or not enter into a new Contract of Sale.

         5. Agreements. CWMBS agrees with each Underwriter that:


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                  (a) CWMBS will cause the Prospectus to be filed with the
         Commission pursuant to Rule 424 under the Act and, if indicated in the Prospectus, within [15] days of the Closing Date, will file a report on Form 8-K setting forth specific information concerning the Mortgage Loans, and will promptly advise each Underwriter when the Prospectus has been so filed, and, prior to the termination of the offering of the Public Certificates, will also promptly advise each Underwriter (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Certificates), (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information (unless such request for additional information does not relate to the Certificates), (iii) of any written notification received by CWMBS of the suspension of qualification of the Public Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or to the knowledge of CWMBS, the threatening of any proceeding for that purpose. CWMBS will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Except as otherwise provided in Section 5(b) hereof, CWMBS will not file prior to the termination of such offering any amendment to the Registration Statement or any revision of or supplement to the Prospectus (other than any such amendment, revision or supplement which does not relate to the Certificates) which shall be disapproved by the Underwriters after reasonable notice and review of such filing.



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                  (b) If, at any time when a statutory prospectus relating to the Public Certificates is required to be delivered under the Act (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (ii) it shall be necessary to revise, amend or supplement the Prospectus to comply with the Act or the rules and regulations of the Commission thereunder, CWMBS promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

                  (c) If, at any time after the Start Date and prior to the Closing Date any event occurs as a result of which the Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or would conflict with the information in the Registration Statement, CWMBS promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission (as may be required under the Rules and Regulations) a revision, amendment or supplement which will correct such conflict, statement or omission, and


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         furnish without charge to each Underwriter as many copies as such
         Underwriter may from time to time reasonably request of such revision, amendment or supplement.

                  (d) CWMBS will cause to be delivered to each Underwriter and counsel for the Underwriters an agreed upon procedures letter from ________________________:

                           (i) as of the Start Date with respect to the Issuer
                  Free Writing Prospectus; and

                           (ii) with respect to the Prospectus as provided in
                  Section 6 (i).

                  (e) CWMBS will furnish to each Underwriter and counsel to the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Public Certificates is required under the Act, as many copies of the Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested.

                  (f) CWMBS will, as between itself and the Underwriters, pay all expenses incidental to the performance of its obligations under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Registration Statement, the Prospectus, the Disclosure Package, the Pooling and Servicing Agreement and the Certificates, (ii) the cost of delivering the Underwritten Public Certificates to the Underwriters, insured to your reasonable satisfaction, (iii) the fees charged by securities rating services for rating the Certificates, (iv) the fees and expenses of the Trustee except for fees and expenses of Trustee's counsel which will be borne by the Trustee and (v) all other costs and expenses incidental to the performance by CWMBS of CWMBS's obligations hereunder which are not otherwise specifically provided for in this subsection. It is understood that, except as provided in this paragraph (f) and in Section 9


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         hereof, each Underwriter will pay all of its own expenses, including
         (i) the fees of any counsel to such Underwriter, (ii) any transfer taxes on resale of any of the Certificates by it, (iii) any advertising expenses connected with any offers that such Underwriter may make and (iv) any expenses for the qualification of the Certificates under "blue sky" or state securities laws, including filing fees and the fee and disbursements of counsel for such Underwriter in connection therewith and in connection with the preparation of any Blue Sky Survey.

                  (g) So long as any Certificates are outstanding, upon request of any Underwriter, CWMBS will, or will cause the Master Servicer to, furnish to such Underwriter, as soon as available, a copy of (i) the annual statement of compliance delivered by the Master Servicer to the Trustee under the Pooling and Servicing Agreement, (ii) the annual independent public accountants' servicing report furnished to the Trustee pursuant to the Pooling and Servicing Agreement, (iii) each report of CWMBS regarding the Certificates filed with the Commission under the Exchange Act or mailed to the holders of the Certificates and (iv) from time to time, such other information concerning the Certificates which may be furnished by CWMBS or the Master Servicer without undue expense and without violation of applicable law.

                  (h) CWMBS will file ABS ICM or Preliminary Term Sheets (as defined in the Indemnification Agreement) furnished to CWMBS by an Underwriter, to the extent required under the Act, prior to the time of filing of the Prospectus as provided in the Indemnification Agreement and will include therein all materials so furnished. In addition, CWMBS will file all reports with respect to the Trust Fund required to be filed under the Exchange Act, when the same are required thereby to be so filed.



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                  (i) If by the [third] anniversary (the "Renewal Deadline")
         of the initial effective date of the Registration Statement, any of the Public Certificates remain unsold by the Underwriters and the Underwriters have so notified CWMBS in writing at least [90] days prior to the Renewal Deadline, CWMBS will file, if it has not already done so and is eligible to do so, a new shelf registration statement relating to the Public Certificates, in a form satisfactory to the Underwriters and will use its best efforts to cause such registration statement to be declared effective within [180] days after the Renewal Deadline. CWMBS will take all other action necessary or appropriate to permit the public offering and sale of the Public Certificates to continue as contemplated in the expired registration statement relating to the Public Certificates. References herein to the Registration Statement shall include such new shelf registration statement.

                  6. Conditions to the Obligations of Underwriters. The obligation of each Underwriter to purchase the Underwritten Public Certificates to be purchased by it as indicated in the related Pricing Letter and as provided herein shall be subject to the accuracy in all material respects of the representations and warranties on the part of CWMBS contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of CWMBS made in any officer's certificate pursuant to the provisions hereof, to the performance in all material respects by CWMBS of its obligations hereunder and to the following additional conditions:

                           (a) No stop order suspending the effectiveness of
                  the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened, and the Prospectus shall have been filed or mailed for filing with the Commission not later than required pursuant to the rules and regulations of the Commission.

                           (b) CWMBS shall have furnished to the Underwriters
                  a certificate, dated the Closing Date, of CWMBS, signed by a vice president of CWMBS, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus and this Agreement and that:

                           (i) The representations and warranties of CWMBS
                  herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and CWMBS has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) No stop order suspending the effectiveness of
                  the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to his knowledge, have been threatened as of the Closing Date; and

                           (iii) Nothing has come to the attention of such
                  person that would lead him to believe that the Prospectus at the date thereof and at the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (c) [CHL] shall have furnished to the Underwriters
                  a certificate, dated the Closing Date, of [CHL], signed by a vice president or an assistant vice president of [CHL], to the effect that (i) the signer of such certificate has carefully examined the Prospectus and nothing has come to the attention of such person that would lead him to believe that the Prospectus contains any untrue statement of a material fact with respect to [CHL] or the Mortgage Loans or omits to state any material fact with respect to [CHL] or the Mortgage Loans necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) [CHL] has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date under the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreements or this Agreement.

                           (d) CWMBS shall have furnished to you an opinion,
                  dated the Closing Date, of ____________________, special counsel to CWMBS, to the effect that:

                           (i) The Registration Statement and any amendments
                  thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective initial effective or issue dates (other than the financial and statistical information contained therein, complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder;

                           (ii) To the best knowledge of such counsel, there
                  are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

                           (iii) Assuming that the Pooling and Servicing
                  Agreement and this Agreement have each been duly authorized, executed and delivered by the parties thereto, each constitutes a valid, legal and binding agreement of CWMBS, the Master Servicer and [CHL] in the case of the Pooling and Servicing Agreement and of CWMBS in the case of this Agreement and the Insurance Agreements enforceable against CWMBS, the Master Servicer or [CHL], as applicable, in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

                           (iv) Assuming that the Certificates have been duly
                  and validly authorized, executed and authenticated in the manner contemplated in the Pooling and Servicing Agreement, when delivered and paid for by you as provided in this Agreement, the Certificates will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

                           (v) The Certificates and the Pooling and Servicing
                  Agreement conform in all material respects to the descriptions thereof contained in the Prospectus;

                           (vi) The statements in the Prospectus Supplement,
                  under the headings "Material Federal Income Tax
                  Consequences," "ERISA Considerations" and "Summary--Legal Investment," and in the Prospectus under "Material Federal

                  Income Tax Consequences," "ERISA Considerations," and "Legal Investment" to the extent that they constitute matters of New York or federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

                           (vii) The Certificates indicated under the heading
                  "Summary--Legal Investment" in the Prospectus Supplement to be "mortgage related securities" will be mortgage related securities, as defined in Section 3(a)(41) of the Exchange Act, so long as such Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization;

                           (viii) The Pooling and Servicing Agreement is not
                  required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund created by the Pooling and Servicing Agreement is not required to be registered under the Investment Company Act of 1940, as amended; and

                           (ix) Each REMIC as described in the Pooling and
                  Servicing Agreement will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), (b) the Regular Certificates will be treated as regular interests in the Master REMIC, and (c) the Class A-R Certificate will represent ownership of the sole class of residual interest in each REMIC created pursuant to the Pooling and Servicing Agreement.

                  Such counsel shall also state that nothing has come to its attention that would lead such counsel to believe that the Registration Statement, at the time it initially became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement, and on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to (i) financial and statistical information contained therein or (ii) any description in the Prospectus of any third party providing credit enhancement to the Certificates.

                  Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Pooling and Servicing Agreement. Such opinion may be qualified as an opinion only on the laws of the State of New York and the federal law of the United States. To the extent that such firm relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to you.

                  (e) CWMBS shall have furnished to the Underwriters an opinion, dated the Closing Date, of counsel to CWMBS (who may be an employee of CWMBS or of an affiliate of CWMBS), to the effect that:

                  (i) CWMBS has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, the State of California;

                  (ii) The Certificates have been duly authorized and executed and, assuming authentication and delivery in the manner contemplated in the Pooling and Servicing Agreement, are validly issued and outstanding, and upon delivery by CWMBS of the Certificates to be purchased by the Underwriters and payment by the Underwriters of the purchase price therefor in the manner contemplated by this Agreement, the Underwriters will acquire such Certificates free and clear of any lien, pledge, encumbrance or other security interest other than one created or granted by any Underwriter;

                  (iii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by CWMBS;

                  (iv) This Agreement, the Insurance Agreements and the Indemnification Agreement have each been duly authorized, executed and delivered by CWMBS;

                  (v) No consent, approval, authorization or order of any [California] or federal governmental agency or body or, to the best knowledge of such counsel, any [California] or federal court is required for the consummation by CWMBS of the transactions contemplated by the terms of this Agreement, the Insurance Agreements or the Pooling and Servicing Agreement except such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Certificates, any recordations of the assignment of the mortgage loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and such other approvals as have been obtained;

                  (vi) The sale of the Certificates to be purchased by the Underwriters pursuant to this Agreement and the consummation of any of the transactions contemplated by the terms of the Pooling and Servicing Agreement, the Indemnification Agreement or this Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of incorporation of CWMBS, or any indenture or other agreement or instrument to which CWMBS is a party or by which it is bound, or any [California] or federal statute or regulation applicable to CWMBS or, to the best knowledge of such counsel, an order or decree of any [California] or federal court, regulatory body, administrative agency or governmental body having jurisdiction over CWMBS; and

                  (vii) There are no legal or governmental actions, investigations or proceedings pending to which CWMBS is a party, or, to the best knowledge of such counsel, threatened against CWMBS, (A) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreements or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Indemnification Agreement or the Insurance Agreements, (C) which might materially and adversely affect the performance by CWMBS of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreements or the Certificates or (D) seeking to affect adversely the federal income tax attributes of the Certificates as described in the Prospectus under the heading "Material Federal Income Tax Consequences." For purposes of the foregoing, such counsel may state that it has not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of CWMBS a present intention to initiate such proceedings.

         Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement, the Insurance Agreements, the Indemnification Agreement and the Pooling and Servicing Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than CWMBS or its affiliates. Such opinion may be qualified as an opinion only on the laws of the States of Delaware and California and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

                  (f) [CHL] shall have furnished to the Underwriters an opinion, dated the Closing Date, of counsel to [CHL] (who may be an employee of [CHL]), to the effect that:

                           (i) [CHL] has been duly incorporated and is validly
                  existing as a corporation in good standing under the laws of the State of [New York];

                           (ii) The Pooling and Servicing Agreement and the
                  Insurance Agreements have each been duly authorized, executed and delivered by [CHL];

                           (iii) No consent, approval, authorization or order
                  of any [California] or federal governmental agency or body or, to the best knowledge of such counsel, any [California] or federal court is required for the consummation by [CHL] of the transactions contemplated by the terms of the Pooling and Servicing Agreement except any such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Certificates, any recordations of the assignment of the Mortgage Loans evidenced by the Certificates to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and any approvals as have been obtained;

                           (iv) The consummation of any of the transactions
                  contemplated by the terms of the Pooling and Servicing Agreement or the Insurance Agreements do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or bylaws of [CHL], or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which [CHL] is a party or by which it is bound, any [New York] or federal law, statute or regulation applicable to [CHL] or, to the best knowledge of such counsel, any order of any [California] or federal court, regulatory body, administrative agency or governmental body having jurisdiction over [CHL]; and

                           (v) There are no legal or governmental actions,
                  investigations or proceedings pending to which [CHL] is a party, or, to the best knowledge of such counsel, threatened against [CHL], (A) asserting the invalidity of the Pooling and Servicing Agreement or the Insurance Agreements or (B) which might materially and adversely affect the performance by [CHL] of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement or the

                  Insurance Agreements. For purposes of the foregoing, such counsel may state that it has not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of [CHL] a present intention to initiate such proceedings.

                  Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Pooling and Servicing Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than [CHL]. Such opinion may be qualified as an opinion only on the laws of the Incorporation State and the federal law of the United States and, with respect to the opinions set forth in paragraph (f)(ii) above, the laws of the State of [New York]. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

                  (g) The Master Servicer shall have furnished to the Underwriters an opinion, dated the Closing Date, of counsel to the Master Servicer (who may be an employee of the Master Servicer), to the effect that:

                           (i) The Master Servicer has been duly formed and is
                  validly existing as a limited partnership in good standing under the laws of the State of [Texas];

                           (ii) The Pooling and Servicing Agreement has been
                  duly authorized, executed and delivered by the Master
                  Servicer;

                           (iii) No consent, approval, authorization or order
                  of any [California] or federal governmental agency or body or, to the best knowledge of such counsel, any [California] or federal court is required for the consummation by the Master Servicer of the transactions contemplated by the terms of the Pooling and Servicing Agreement except any such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Certificates, any recordations of the assignment of the Mortgage Loans evidenced by the Certificates to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and any approvals as have been obtained;

                           (iv) The consummation of any of the transactions
                  contemplated by the terms of the Pooling and Servicing Agreement does not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of limited partnership or the partnership agreement of the Master Servicer, or, to the best knowledge of such counsel, any agreement or instrument to which the Master Servicer is a party or by which it is bound, any [California] or federal statute or regulation applicable to the Master Servicer or, to the best knowledge of such counsel, any order of any [California] or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and

                           (v) There are no legal or governmental actions,
                  investigations or proceedings pending to which the Master Servicer is a party, or, to the best knowledge of such counsel, threatened against the Master Servicer, (A) asserting the invalidity of the Pooling and Servicing Agreement (B) which might materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement. For purposes of the foregoing, such counsel may state that it has not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of the Master Servicer a present intention to initiate such proceedings.

                           (vi) Such opinion may express its reliance as to
                  factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Pooling and Servicing Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Master Servicer. Such opinion may be qualified as an opinion only on the laws of the State of [California] and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

                  (h) Each party, if any, providing credit enhancement to the Certificates shall have furnished to the Underwriters an opinion, dated the Closing Date, of its counsel, with respect to the Registration Statement and the Prospectus, and such other related matters, in the form previously agreed to by such provider and the Underwriters.

                  (i) The Underwriters shall have received from their counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Public

         Certificates, the Registration Statement and the Prospectus, and such other related matters as you may reasonably require.

                  (j) CWMBS's independent accountants,
         _____________________________, shall have furnished to the
         Underwriters a letter or letters addressed to the Underwriters and dated as of or prior to the date of first use of the Prospectus Supplement in the form and reflecting the performance of the procedures previously agreed to by CWMBS and the Underwriters.

                  (k) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of CWMBS which in your reasonable judgment materially impairs the investment quality of the Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Certificates as contemplated by the Prospectus.

                  (l) The Public Certificates shall be rated not lower than the required ratings set forth under the heading "Ratings" in the Prospectus Supplement, such ratings shall not have been rescinded and no public announcement shall have been made that any such required rating of the Certificates has been placed under review (otherwise than for possible upgrading).

                  (m) The Underwriters shall have received copies of any opinions of counsel to CWMBS supplied to the rating organizations relating to certain matters with respect to the Certificates. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters addressed to the Underwriters.

                  (n) All Classes of Certificates being publicly offered by the Underwriters or privately placed by the Purchaser shall have been issued and paid for pursuant to the terms of this Agreement and the Purchase Agreement, respectively.

                  (o) The Trustee shall have furnished to the Underwriters an opinion dated the Closing Date, of counsel to the Trustee (who may be an employee of the Trustee), to the effect that:

                           (i) The Trustee has full corporate power and
                  authority to execute and deliver the Pooling and Servicing Agreement and to perform its obligations thereunder and to execute, countersign and deliver the Certificates.

                           (ii) The Pooling and Servicing Agreement has been
                  duly authorized, executed and delivered by the Trustee.

                           (iii) In the event that the Master Servicer
                  defaults in its obligation to make Advances pursuant to the Pooling and Servicing Agreement, the Trustee is not, as of the date hereof, prohibited by any provision of its articles of incorporation or by-laws from assuming, pursuant to the Pooling and Servicing Agreement, the obligation to make such Advances.

                           (iv) The Pooling and Servicing Agreement is a
                  legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship and similar laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity, regardless of whether such enforcement is considered in a proceeding at law or equity.

                  Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Pooling and Servicing Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Trustee or its affiliates. Such opinion may be qualified as an opinion only on the laws of the State of New York and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

                  (p) CWMBS shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel.

                  (q) The Indemnification Agreement shall have been executed and delivered.

                  (r) The Underwriters shall have received an opinion as to certain matters regarding the seller(s) other than [CHL] in form and substance reasonably satisfactory to the Underwriters and their counsel.

                  (s) If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, this Agreement and all obligations of an Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by such Underwriter. Notice of such cancellation shall be given to CWMBS in writing, or by telephone or telegraph confirmed in writing.

         7. Termination. This Agreement shall be subject to termination in your absolute discretion, by notice given to CWMBS prior to delivery of and payment for the Underwritten Public Certificates, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in [New York] shall have been declared by either Federal or [New York] State authorities, or (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets is such as to make it, in your judgment after consultation with CWMBS, impracticable to market the Public Certificates on the terms specified in this Agreement.

         8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of CWMBS and its officers and of each Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or CWMBS, and will survive delivery of and payment for the Underwritten Public Certificates. The provisions of Section 5(f) and Section 9 hereof shall survive the termination or cancellation of this Agreement.

         9. Reimbursement of Underwriter Expenses. If for any reason, other than default by any Underwriter in its obligation to purchase the Underwritten Public Certificates or termination by any Underwriter pursuant to Section 7 hereof, the Underwritten Public Certificates are not delivered by or on behalf of CWMBS as provided herein, CWMBS will reimburse each Underwriter for all out-of-pocket expenses of such Underwriter, including reasonable fees and disbursements of its counsel, reasonably incurred by such Underwriter in making preparations for the purchase, sale and delivery of the Underwritten Public Certificates, but CWMBS shall then be under no further liability to any Underwriter with respect to the Underwritten Public Certificates, except as provided in Section 5(f) hereof.

         10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder.

         11. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         12. Miscellaneous. Time shall be of the essence of this Agreement. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof, other than the Indemnification Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

         13. Notices. All communications hereunder shall be in writing and effective only on receipt and, if sent to an Underwriter, shall be delivered to the address specified on the signature page hereof; or if sent to CWMBS, shall be delivered to [4500 Park Granada, M.S. CH-143, Calabasas, California 91302, attention of General Counsel].

                                    * * *

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among CWMBS and each Underwriter on ____________, 200_ relating to CWMBS, Inc. CHL Mortgage Pass-Through Trust 200_-__, Mortgage Pass-Through Certificates, Series 200_-__.

                                            Very truly yours,

                                            CWMBS, INC.

                                            By:___________________________
                                                   Name:
                                                   Title:

The foregoing Agreement is

hereby confirmed and accepted.

_________________________________

By:_________________________________
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